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                                                                       EXHIBIT C


                          FORM OF COMMERCIAL PAPER NOTE
                                  (BOOK-ENTRY)


                          INTERSTATE ENERGY CORPORATION

                          COMMERCIAL PAPER MASTER NOTE


______________________________
      (Date of Issuance)


         Interstate Energy Corporation, Inc., a corporation organized and existing under the laws of the State of Wisconsin (the "Issuer"), for value received, hereby promises to pay to Cede & Co. or registered assigns on the maturity date of each commercial paper note identified on the records of the Issuer (which records are maintained by Bank (the "Paying Agent")) the principal amount for each such commercial paper note. Payment shall be made by wire transfer to the registered owner from the Paying Agent without the necessity of presentation and surrender of this Master Note.
         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS
         MASTER NOTE SET FORTH ON THE REVERSE HEREOF

This Master Note is a valid and binding obligation of the Issuer.

                                             INTERSTATE ENERGY CORPORATION


                                             By:__________________________
                                                         (Issuer)
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                             (Reverse Side of Note)


At the request of the registered owner, Interstate Energy Corporation shall promptly issue and deliver one or more separate note certificates evidencing each commercial paper note evidenced by this Master Note. As of the date any such note certificate or certificates are issued, the commercial paper notes which are evidenced thereby shall no longer be evidenced by this Master Note.

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FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
______________________ the Master Note and all rights thereunder, hereby irrevocably constituting and appointing ____________________ Attorney to transfer said Master Note on the books of the Issuer with full power of substitution in the premises.


Dated:                                          ________________________________
                                                          (Signature)


Signature(s) Guaranteed:

NOTICE: The signature on this assignment must correspond with the name as written upon the face of this Master Note, in every particular, without alteration or enlargement or any change whatsoever.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.